CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net income		$ 11,310	$ 4,348	$ 4,411
Available for sale securities:
Net unrealized holding gains (losses)		(455)	(293)	883
Reclassification adjustment for gains recognized in net income(1)	[1]	(36)	(96)	(42)
Net unrealized holding gains (losses) on available for sale securities		(491)	(389)	841
Net unrealized gain on interest rate swap derivative		0	104	102
Other comprehensive income (loss)		(491)	(285)	943
Comprehensive income		10,819	4,063	5,354
Other Comprehensive Income (Loss), Reclassification Adjustment from AOCI for Sale of Securities, Tax		$ 19	$ 50	$ 22

[1]	(1) Pre-tax amounts are included in net gain on the sale of securities in noninterest income on the consolidated statements of income. Income tax expense associated with the reclassification adjustment for the years ended December 31, 2016, 2015 and 2014 was $19,000, $50,000 and $22,000, respectively.